                    THE BOARD OF DIRECTORS OF BANK UNITED CORP.
                       RECOMMENDS A VOTE FOR BOTH PROPOSALS.

            BOTH PROPOSALS MUST BE APPROVED FOR THE MATTERS CONTEMPLATED
           BY THE PROPOSALS TO OCCUR. IF THE STOCKHOLDERS OF THE COMPANY
               FAIL TO APPROVE EITHER OF THE PROPOSALS, NONE OF THE
                 MATTERS CONTEMPLATED BY THE PROPOSALS WILL OCCUR.


1.       PROPOSAL to approve and adopt the reorganization plan of merger, dated as of      / / FOR     / / AGAINST     / / ABSTAIN
         September 28, 2000, by and between Bank United Corp. and CPR Merger
         Corporation, providing for the merger of a wholly owned subsidiary of Bank
         United Corp. with and into Bank United Corp.

2.       PROPOSAL to approve and adopt the merger agreement, dated as of August 18,        / / FOR     / / AGAINST     / / ABSTAIN
         2000, by and between Bank United Corp. and Washington Mutual, Inc., providing for the merger of Bank United Corp. with and into Washington Mutual, Inc.


                                                                                             Change of Address
                                                                                             Mark Here:             / /

                                                                                             *Please sign exactly as name appears
                                                                                             hereon. Joint owners should each sign.
                                                                                             When signing as attorney, executor,
                                                                                             administrator, trustee or guardian,
                                                                                             please give full title as such.

                                                                                             Dated: ________________________, 2000
                                                                                             _____________________________________
                                                                                             _____________________________________
                                                                                             Signature of Shareholder(s)*


                                                                                             Votes must be indicated
                                                                                             (x) in Black or Blue Ink.

(Please sign, date and return this proxy in the enclosed postage prepaid envelope.)

                                 BANK UNITED CORP.

                         SPECIAL MEETING OF STOCKHOLDERS
                                         [       ], 2000

                                                       PROXY

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Barry C. Burkholder, Anthony J. Nocella and Jonathon K. Heffron, and each of them, as proxies, each with full power of substitution, to vote all shares of Class A Common Stock and Premium Income Equity Securities of Bank United Corp. (the "Company"), that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held on [ ], 2000, and any adjournment thereof, in accordance with the instructions specified herein.

    YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE VOTE AT THE SPECIAL MEETING. ALL SHARES REPRESENTED BY PROXIES WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, SHARES WILL BE VOTED FOR BOTH PROPOSALS.

    BOTH OF THESE PROPOSALS MUST BE APPROVED FOR THE MATTERS CONTEMPLATED BY THE PROPOSALS TO OCCUR. IF THE STOCKHOLDERS OF THE COMPANY FAIL TO APPROVE EITHER OF THESE PROPOSALS, NONE OF THE MATTERS CONTEMPLATED BY THE PROPOSALS WILL OCCUR.

    The undersigned hereby revokes any proxy         BANK UNITED CORP.
heretofore given to vote such shares, and            P.O. BOX 11234
acknowledges receipt of the Notice of Special        NEW YORK, N.Y.  10203-0234
Meeting and Proxy Statement relating to the
[         ], 2000 Special Meeting of Stockholders.

(Please SEE REVERSE SIDE and date and sign.)